UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Northern States Financial Corporation

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NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
TO BE HELD ON MAY 23, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, May 23, 2012, at 4:30 p.m., at the office of NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois.

A proxy statement and proxy card for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:

1.	The election of ten (10) directors, each to serve a one-year term;

2.	An advisory (non-binding) vote to approve the 2012 named executive officer compensation;

3.	The ratification of the appointment of Plante & Moran, PLLC as independent auditors of the Company for the year ending December 31, 2013; and

4.	Such other business as may properly come before the meeting, including whether or not to adjourn the meeting, and any adjournments thereof.

Pursuant to the Bylaws of the Company, the Board of Directors has fixed April 8, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors and the advisory (non-binding) proposal to approve the 2012 named executive officer compensation. If you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the advisory (non-binding) proposal to approve the 2012 named executive officer compensation, no votes will be cast on your behalf with respect to these matters.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WITHOUT DELAY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors,

Kerry J. Biegay
Vice President and Secretary
Waukegan, Illinois
April 23, 2013

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2013

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 23, 2013, at 4:30 p.m., at the office of NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois. This proxy statement and the accompanying proxy card are being mailed to the stockholders on or about April 23, 2013.

Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates in person, by telephone, email or facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation materials to beneficial owners of the Company’s stock.

Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy card. Any proxy given by a stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote in person on each matter brought before the Annual Meeting.

The shares represented by the enclosed proxy card will be voted as specified by the stockholder. If no instructions for any or all of the proposals are indicated, the proxy will be voted FOR the election of each of the nominees for director, FOR approval of the advisory (non-binding) proposal to approve the 2012 named executive officer compensation, and FOR the ratification of the appointment of the independent auditors.

Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. With respect to proposals 2 and 3, approval requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the meeting. Accordingly, shares represented by proxies that are marked “abstain” as to such matters will be counted as votes cast, which will have the same effect as a vote AGAINST such matter. Proxies relating to shares held in “street name” which are voted by brokers on one, but not all, matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast as to such matters not voted upon.

If you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the advisory (non-binding) proposal to approve the 2012 named executive officer compensation, no votes will be cast on your behalf with respect to these matters. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors and the advisory (non-binding) proposal to approve the 2012 named executive officer compensation.

It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them FOR each of the proposals included in this proxy statement. If, prior to the Annual Meeting, any director nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose. Other than the matters listed in the accompanying Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting and at any adjournments of the meeting, including whether or not to adjourn the meeting.

The Company’s 2012 Annual Report on Form 10-K, including the Company’s audited consolidated financial statements, is being sent to stockholders concurrently with this proxy statement.

On April 8, 2013, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,270,755 shares of common stock, $0.40 par value per share, outstanding, and 17,211 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A outstanding. For each matter to be voted upon at the Annual Meeting, each issued and outstanding share of common stock, as of the record date, is entitled to one vote.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting

Pursuant to the SEC’s e-proxy rules, the Company is required to post its proxy materials on the Internet, and we are permitted to provide only a Notice of Internet Availability of Proxy Materials to stockholders. However, for this year’s Annual Meeting, we have chosen to follow the SEC’s “full set” delivery option, and therefore, although we are posting a full set of our proxy materials on the Internet, we are also sending a full set of our proxy materials to our stockholders by mail.

Our proxy statement for the 2013 Annual Meeting and our annual report on Form 10-K for the fiscal year ended December 31, 2012, together with the accompanying form of proxy, are available online at www.amstock.com/proxyservices/viewmaterial.asp?conumber=12531.

On or about April 23, 2013, we are mailing a full set of our printed proxy materials to stockholders of record at April 8, 2013. On the mailing date, all stockholders of record and beneficial owners will also have the ability to access all of the proxy materials on the website referred to above. These proxy materials will be available free of charge.

If you have any questions or need assistance in submitting your proxy, voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact our transfer agent, American Stock Transfer & Trust Company, LLC at: 6201 15th Avenue, Brooklyn, NY 11219. Banks and brokerage firms, please call (718) 921-8124. All other stockholders, please call toll-free (800) 937-5449.

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

At May17, 2012, the Company had nine directors. On December 18, 2012, P. David Kuhl was appointed to the board of directors of the Company pursuant to the terms of the Company’s participation in the TARP CPP following the consideration of several candidates proposed by both the Company and U.S. Treasury. After consideration of these multiple candidates, the Treasury Department and the Company both agreed that Mr. Kuhl satisfied their respective criteria and that he was therefore best suited to assume the role of a director of the Company.

As a result, at December 31, 2012, the Company had 10 directors.  Each of the directors of the Company also serves as a director of NorStates Bank (the “Bank”), the Company’s wholly owned subsidiary. Directors of the Company are elected annually to serve a one-year term. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated all 10 of the Company’s incumbent directors for re-election. The following table sets forth certain information regarding each director nominee. Each director, if elected, will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Position Held with
Name	Age (1)	Since	the Company During the Past Five Years

Theodore A. Bertrand	56	2005	Director. Independent Contractor for RE/Max Showcase, a realty firm.

Jack H. Blumberg	81	1991	Director. Owner of Jack H. Blumberg Management Co., a real estate and investment company.

Frank J. Furlan	83	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.

James A. Hollensteiner	81	1991	Director. Retired Chairman of the Board and President, First Federal Bank, fsb.

Allan J. Jacobs	77	2005	Chairman of the Board. CPA of Counsel for Evoy, Kamshulte, Jacobs & Co., LLP Certified Public Accountants, a public accounting firm.

P. David Kuhl	63	2012
Director. Retired West Region President, First Financial Bank, N.A., 2012. From 2007 to 2011, Chairman of the Board and President, Freestar Bank, N.A. Former Chairman of the Board and Director, Federal Home Loan Bank of Chicago, 2007 to 2010.

Barbara J. Martin	58	2010	Director. President and Chief Executive Officer, Vista Health System, a hospital group.

Raymond M. Mota	63	1996	Director. Owner and President of Mota Construction Co., Inc., a general contracting firm.

Charles W. Smith	62	2010	Director and Vice Chairman. Attorney and owner of the law firm of Smith & LaLuzerne, Ltd.

Scott Yelvington	57	2008
Director. President and Chief Executive Officer since 2010. Executive Vice President from 2008 to 2010. President and Chief Executive Officer, NorStates Bank, since 2010. President and Chief Operating Officer, NorStates Bank, from 2008 to 2010. Prior to joining the Company, Executive Vice President, Development for Metropolitan Bank Group, from 2007 to 2008.

(1)	At December 31, 2012.

Set forth below are the particular experience, qualifications, attributes or skills of each of the director nominees that led the Nominating and Corporate Governance Committee of the Board of Directors to conclude that each director nominee should serve as director of the Company.

Theodore A. Bertrand is an independent contractor for a realty firm specializing in managing foreclosed properties. Mr. Bertrand is also one of the Company’s largest stockholders. Mr. Bertrand serves on the Company’s Compliance Committee. His knowledge and business experience in real estate and distressed properties provide important insight to the Board, since most of the Company’s loans are secured by real estate assets.

Jack H. Blumberg, as the owner of Jack H. Blumberg Management Co., a real estate and investment company, has significant executive leadership and proven business judgment. His business experience has brought valuable insight as a member of the Director’s Executive Loan Committee and Audit Committee as well as the Chair of the Nominating and Corporate Governance Committee.

Frank J. Furlan is the founder, owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services. Mr. Furlan serves on the Director’s Executive Loan Committee and the Nominating and Corporate Governance Committee. Because of Mr. Furlan’s analytical skills and expertise in the field of land development, he brings important insight and knowledge to the Board during loan discussions.

James A. Hollensteiner, as the former Chairman of the Board of a financial institution and having prior experience as a lobbyist for the financial industry, brings banking expertise and insight to the Company. Mr. Hollensteiner’s senior management experience, strategic vision and knowledge of financial institutions make him a valuable director and member of the Audit Committee.

Allan J. Jacobs brings to the Board important accounting and public company experience as a CPA and former partner of Evoy, Kamshulte, Jacobs & Co., LLP Certified Public Accountants, a public accounting firm. Mr. Jacobs’ significant accounting skills, expertise and oversight experience have been of great benefit to the Company. Mr. Jacobs’ qualifications allow him to serve as Chairman of the Board, Chair of the Company’s Audit Committee and as a member of the Director’s Executive Loan Committee and the Nominating and Corporate Governance Committee.

P. David Kuhl, as the former Chairman of the Board and President of a financial institution with 39 years in the banking profession in addition to being a former Chairman of the Board and Director of the Federal Home Loan Bank of Chicago, brings banking expertise and insight to the Company.  Mr. Kuhl’s senior management experience, strategic vision and knowledge of financial institutions make him a valuable director and member of the Audit Committee.

Barbara J. Martin, as the Chief Executive Officer of the Vista Health System, a hospital group and part of the largest for-profit health system in the country, brings executive and administrative expertise as well as insight of the health services industry to the Company. Ms. Martin’s business knowledge as an executive and administrator make her a valuable director and member of the Audit Committee.

Raymond M. Mota has owned Mota Construction Co., Inc. since 1977. Mr. Mota also serves the community on numerous not-for-profit boards, including the National Museum of Mexican Art.  Mr. Mota’s construction expertise and community participation bring a valuable perspective to the Board.

Charles W. Smith brings 35 years of experience as a practicing attorney with expertise in the fields of municipal and civil law to the Board of Directors. Mr. Smith serves as Vice Chairman.  He has been active with the local Lake County Bar Association. Mr. Smith’s legal knowledge and experience as a local business leader as well as his community involvement provide added insight to the Board.

Scott Yelvington is the President and Chief Executive Officer of the Company and has over 30 years of banking experience in various capacities at different financial institutions. Mr. Yelvington’s in-depth knowledge of the banking industry and strong managerial and communications skills are of great benefit to the Board.

The Board of Directors applies the independence standard in the NASDAQ listing rules to its directors. The Board of Directors has determined that all of the directors, other than Mr. Yelvington, are “independent” within the meaning of the rules of the NASDAQ Stock Market.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees for director.

The following table sets forth certain information regarding each executive officer of the Company with the exception of Mr. Yelvington, whose information appears above as a director of the Company.

		Principal Positions Held by Executive Officer of the
Name	Age(1)	Company During the Past Five Years

Steven J. Neudecker	62
Vice President and Chief Financial Officer since 2010. Executive Vice President and Chief Financial Officer of NorStates Bank since 2010. Prior to employment by the Company in 2010, Executive Vice President and Chief Financial Officer at Baytree National Bank & Trust Company from 2008 to 2010. Prior to 2008, served in various capacities at Harris Bank N.A. for 33 years, most recently as Vice President and Senior Controller for Personal and Commercial Banking - U.S.

Kerry J. Biegay	64
Vice President and Corporate Secretary since 2010. Vice President from 1999 to 2009. Executive Vice President and Corporate Secretary of the Bank since 2010. Executive Vice President of Operations of the Bank from 2008 to 2009. From 2006 to 2007, Executive Vice President and Chief Operating Officer of the Bank. Prior to 2006, Executive Vice President of the Bank and head of operations since 1999. Employed by the Company and predecessor since 1973.

Shelly Christian	45
Executive Vice President and Chief Lending Officer of the Bank since 2005. Senior Vice President of the Bank from 2004 to 2005, as a loan officer. Employed by the Company since 2004. In 2003 and 2002, employed as a bank examiner with the Illinois Department of Financial and Professional Regulation. From 1997 to 2001, Vice President-Loans at First Midwest Bank.

Thomas M. Nemeth	58	Vice President and Treasurer since 1999. Senior Vice President and Controller of the Bank since 2003. Employed by the Company and predecessor since 1979.

(1)	At December 31, 2012.

CORPORATE GOVERNANCE

Board Meetings

During 2013, the Company’s Board of Directors held 14 meetings, and each director slated for election attended 75% or more of the aggregate board and committee meetings of the Company on which they served. The Company has a policy of encouraging director attendance at the annual stockholders’ meeting. All of our directors, with the exception of Theodore A. Bertrand, attended the 2012 annual stockholders’ meeting.

Board Leadership Structure and Risk Oversight

The Company separates the positions of Chairman of the Board and Chief Executive Officer in order to provide a clear distinction between the management function of the Chief Executive Officer and the oversight function of the Chairman of the Board, as well as to enhance the Company’s system of checks and balances.  As part of the Board’s self-evaluation process, the Board will continue to evaluate its leadership structure and will consider appropriate changes that it believes will enhance Board effectiveness. The Audit Committee has primary responsibility for overseeing financial risk, including risks associated with accounting, financial reporting and internal controls. The Compliance Committee is primarily responsible for overseeing risks associated with complying with banking regulations and other applicable laws, rules and regulations. The Employee Benefits and Compensation Committee is primarily responsible for compensation-related risks. Because the Company is a participant in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”) as a result of the sale of preferred stock and warrants to the U.S. Treasury Department (“Treasury Department”) in February 2009, the Employee Benefits and Compensation Committee is also responsible for reviewing executive and employee compensation programs for unnecessary or excessive risk and risks related to the manipulation of earnings in an effort to increase compensation.

The Board of Directors views its risk oversight duties as one of its most essential responsibilities. The Board is responsible for appraising the Company’s major risks, ensuring that appropriate risk management control systems and procedures are in place, and ensuring that management takes the appropriate steps necessary to manage and minimize all major risks.

Board Committees

Audit Committee. During 2012, the Company’s Audit Committee was comprised of the following directors: Mr. Jacobs (Chairman), Mr. Blumberg, Mr. Hollensteiner and Ms. Martin.  Mr. Kuhl was appointed a member of the Audit Committee on December 18, 2012 at the same he was appointed to the Board of Directors.  During 2012, Mr. Jacobs and Mr. Hollensteiner were both designated by the Board as “audit committee financial experts,” as defined in SEC rules. Mr. Jacobs was designated as an “audit committee financial expert,” based on his knowledge of financial accounting and internal controls from his past experience as a Certified Public Accountant and as a former partner with an accounting firm. Mr. Hollensteiner was so designated based on his past experience serving as Chairman of the Board and President of First Federal Bank, fsb.

The Audit Committee’s function is to oversee the Company’s financial reporting and internal and external audit functions, including oversight of the work of the Company’s outsourced internal auditors and the annual consolidated audit of the Company and the Bank by its independent auditors. The Audit Committee is solely responsible for the selection of the independent auditors. Among other responsibilities, the Audit Committee also reviews the scope of the audit, the financial statements, the independent auditors’ management letter and management’s responses thereto, and preapproves fees charged by the independent auditors for audits and special assignments.

The Audit Committee met 12 times in 2012. This included meetings with representatives of Plante & Moran, PLLC, the Company’s independent auditors for fiscal 2012. These meetings with the independent auditors, with and without management present, were held to discuss the results of the independent auditors’ examinations, observations concerning internal controls and the overall quality of the Company’s financial reporting function. Similar meetings were held with representatives of management. During 2012, the Audit Committee also met with various representatives of the third-party firms that provided internal audit services to the Company, and representatives of management to review the Company’s progress in meeting the various requirements of the Sarbanes-Oxley Act. Mr. Jacobs, as Audit Committee Chairman, also held and attended meetings during the year relating to financial controls and Company compliance with the Sarbanes-Oxley Act.

Each member of the Audit Committee is independent, as defined in the NASDAQ listing standards, and meets the SEC’s heightened independence requirements for audit committee members. A copy of the Audit Committee’s charter is attached as an appendix to this proxy statement.

Employee Benefits and Compensation Committee. The Company’s Employee Benefits and Compensation Committee during 2012was comprised of the entire Board of Directors, with the exception of Mr. Yelvington, with Mr. Jacobs serving as Chairman. The committee met twice in 2012. The principal function of the Employee Benefits and Compensation Committee is to review the compensation paid to employees of the Company and its subsidiaries, including the Company’s executive officers, to establish guidelines for salary levels for such employees, and to oversee and administer the Company’s profit sharing and welfare benefit plans. In addition, as required by the Company’s participation in TARP, the committee conducts a review of compensation arrangements to ensure such arrangements do not encourage unnecessary or excessive risks that would threaten the value of the Company or contain features that could encourage the manipulation of reported earnings to enhance compensation. All members of the Employee Benefits and Compensation Committee are independent, in accordance with NASDAQ listing standards. The Employee Benefits and Compensation Committee does not have a charter. The committee individually reviewed and set the salaries for 2012 for each officer of the Company and its subsidiaries.  For the non-officer employees, the committee set an increased salary percentage range as a guideline for management to determine salaries for these employees for 2012.

Nominating and Corporate Governance Committee. During 2012, the Company’s Nominating and Corporate Governance Committee was comprised of Mr. Blumberg (Chairman), Mr. Bertrand, Mr. Furlan, Mr. Jacobs and Mr. Mota.  The committee met four times in 2012. In March 2013, the committee met to recommend the slate of directors standing for election at and to set the agenda for the 2013 annual stockholders’ meeting.

The principal functions of the Nominating and Corporate Governance Committee are to select persons to be nominated for election to the Company's Board of Directors, to consider corporate governance principles and best practices and to make recommendations to the Board of Directors of corporate governance policies and guidelines. All members of the Nominating and Corporate Governance Committee are independent directors, in accordance with NASDAQ listing standards. A copy of the committee’s charter is attached as an appendix to this proxy statement.

Director Nomination Process. The Nominating and Corporate Governance Committee is responsible for recommending a slate of nominees to the Board of Directors annually for approval. The process for identifying and evaluating nominees to the Board of Directors is initiated by considering the appropriate balance of experience, skills, diversity and characteristics appropriate for the Company’s Board of Directors given the current needs of the Company. In identifying a slate of candidates who meet the criteria for selection as nominees and possess the specific qualities or skills being sought, the committee will consider input from members of the current Board. The committee generally considers renomination of incumbent directors, provided they continue to meet the qualification criteria determined appropriate by the committee.

The Company’s nomination procedures consider diversity in identifying nominees for director. In recruiting candidates to the Board, the Nominating and Corporate Governance Committee seeks to establish a tone of diversity so that candidates covering the full spectrum of age, gender, ethnicity and experience are considered. In assessing the effectiveness of its procedures, the Nominating and Corporate Governance Committee noted that the Board’s composition reflects diverse business backgrounds and experience, including management, real estate, law, entrepreneurship and accounting, as well as a range of ages and a mix of ethnic backgrounds.

Criteria for Board Nomination. Nominees for director are selected on the basis of their depth and breadth of experience, standing in the community, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. The committee believes qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company. The value of these benefits may outweigh other factors. The Company’s Nominating and Corporate Governance Committee also seeks to ensure that a majority of the directors is independent under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Stockholder Recommendations. The committee will use a similar process to evaluate candidates recommended by stockholders. To recommend a prospective nominee for the committee’s consideration, stockholders must submit the candidate’s name and qualifications to the Chairman of the Nominating and Corporate Governance Committee. Submissions must include: (a) the proposed nominee’s name and qualifications including five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships, if any, held by such individual, and the reasons for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of common stock of the Company that are beneficially owned by such stockholder or stockholders and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee, or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by December 19, 2013 will be considered for nomination at the 2014 Annual Meeting of Stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, NorStates Bank, and additional transactions may be expected to take place in the future between such persons and the Bank. All outstanding loans from the Bank to such persons and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons who are not insiders or employees of the Company or the Bank, and such loans did not involve more than the normal risk of collectability or present other unfavorable features. Any future transactions, including loans, between the Company (including the Bank) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions will not involve more than the normal risk of collectability or present features no less favorable to the Company than could be obtained from unaffiliated parties.

At December 31, 2012 and 2011, loans made by the Bank to executive officers and directors of the Company and related parties totaled $110,000 and $238,000, respectively, or less than 1 percent of stockholders’ equity for both years. Unused commitments to make loans to executive officers and directors of the Company totaled $99,000 at December 31, 2012 and $247,000 at December 31, 2011.

The Company made payments during 2012 and 2011 totaling $56,346 and $124,302, respectively, to companies owned by certain officers, directors or principal stockholders of the Company. Payments totaling $31,886 during 2012 and $101,902 during 2011 for maintenance and replacement of heating and air conditioning systems at properties owned by the Company were paid to Air Con Refrigeration and Heating, Inc., a company owned by Mr. Abdula, a  principal stockholder and former director of the Company and the Bank, who passed away in 2012.  Payments during 2012 and 2011 totaling $24,460 and $22,400, respectively, were made to Northern Illinois Survey Company, a company owned by Mr. Furlan, for review of site plans and proposed plats of subdivision.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of April 8, 2013, by (i) each director, (ii) each executive officer, and (iii) all executive officers and directors as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

Name of Director Nominee or Executive Officer	Total Number of Shares Beneficially Owned	Percent Ownership

Theodore A. Bertrand	350,120	8.2%
Jack H. Blumberg	19,710	*
Frank J. Furlan	44,800	1.0%
James A. Hollensteiner	54,150	1.3%
Allan J. Jacobs	15,300	*
P. David Kuhl	-	*
Barbara J. Martin	5,000	*
Raymond M. Mota	30,175	*
Charles W. Smith	7,004	*
Scott Yelvington	75,000	1.8%
Steven J. Neudecker	6,000	*
Kerry J. Biegay	40,500	*
Shelly Christian	22,092	*
Thomas M. Nemeth	12,173	*
All director nominees and executive officers of the Company (14 persons)	682,024	16.0%

* Less than 1%

To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Company’s common stock as of April 8, 2013, other than Mr. Theodore A. Bertrand, whose beneficial ownership is set forth above.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percent Ownership
Abdula Family and Related Entities (1)
123 Lake St.
Waukegan, IL 60085	904,765	21.2%

Thomas Bertrand
17586 West Bridle Trail Rd.
Gurnee, IL 60031	349,600	8.2%

(1)
Total beneficial ownership includes: (a) shares held by the Estate of Fred Abdula, the Company’s former Chairman and Chief Executive Officer, who retired in 2011 and passed away in 2012 (certain of Mr. Abdula’s adult children act as co-executor of the estate); (b) shares held by Mr. Abdula’s children directly and well as by certain family trusts for the benefit of Mr. Abdula’s children; (c) shares held by the Abdula Family Foundation; and (d) shares held by Air Con Refrigeration & Heating, Inc. and in the Air Con Defined Benefit Pension Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Such persons are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal year 2012, all Section 16(a) filing requirements were timely complied with, as applicable to its executive officers and directors, except for three Form 4s filed by Mr. Biegay reporting purchases on August 21, 2012, August 22, 2012 and August 28, 2012 which were filed on August 27, 2012, August 28, 2012 and August 31, 2012, respectively.

COMPENSATION DISCUSSION AND ANALYSIS

The Employee Benefits and Compensation Committee (the “Compensation Committee”) of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for the Company’s executive officers. The discussion below summarizes the key components of the Company’s executive officer compensation philosophy and programs, and it describes the basis on which 2012 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company.

During 2012, the Compensation Committee was comprised of the entire Board of Directors, with the exception of Mr. Yelvington.

The objectives of the Compensation Committee are to enhance stockholder value, to see that business objectives are aligned and to retain the necessary management to achieve these objectives. The Compensation Committee considers all elements of compensation when determining individual components of an executive officer’s pay.

Compensation Program Components. The Compensation Committee regularly reviews the Company’s compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for officers, including base salary, incentive bonus, profit sharing contributions, insurance benefits and other perquisites. In determining competitive levels, the Compensation Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements of peer companies and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package may vary, based on the performance of the Company.

Compensation Consultants. No compensation consultants were used by the Compensation Committee during 2012 in determining the Company’s compensation programs. The Compensation Committee used public filings of peer companies and surveys to determine competitive compensation levels to assist it in making determinations of salaries for 2012.

Following is a description of the elements of the Company’s 2012 executive compensation program and how each element relates to the Company’s executive officers as to compensation objectives and policies:

Base Salary. The Compensation Committee reviews each executive officer’s salary annually. In determining the appropriate executive salary level, the Committee considers the level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, and return on equity, as well as pay practices of other peer banking companies relating to executives with similar responsibilities. No specific weightings were assigned to these criteria. The Compensation Committee approved all salary changes for the Company’s executive officers for 2012 based on the salary budget set by the Compensation Committee for the Company.

The executive officers’ base salaries for 2012 were determined at the Compensation Committee meeting held on December 20, 2011.  Mr. Yelvington accepted a base salary for 2012 of $200,000, which is $40,000 below the minimum base salary of $240,000 stipulated in his employment contract.

The base salaries of the Company’s executive officers were below the mid-point of the competitive market for 2012 based on reviews of public filings of peer companies.

Bonus Incentives. The Compensation Committee at its meeting on December 20, 2011 decided to continue to suspend the bonus program for 2012. Accordingly, no cash bonuses were paid in 2012.

Profit Sharing Incentives. At its meeting on December 20, 2011, the committee decided to continue to suspend the profit sharing program for 2012.

Restricted Stock Incentives. No restricted stock awards were granted to any directors, officers or employees during 2012.

Employment Agreements. On September 16, 2008, the Company entered into an employment agreement with Mr. Yelvington in connection with his appointment as President and Chief Operating Officer of the Bank and Executive Vice President of the Company. Mr. Yelvington was also appointed to the Board of Directors of the Company and the Bank at that time. The agreement’s initial term ended on December 31, 2010. The agreement was automatically extended for a successive one-year terms with the most current to end on December 31, 2013 and is subject to automatic extension for successive one-year terms, unless earlier terminated by either the Bank or Mr. Yelvington upon prior notice no later than November 1st of the applicable year. Under the agreement, Mr. Yelvington is entitled to a base salary of $240,000 per year, although he agreed to accept a base salary of $200,000 for 2012, subject to increase from time to time as the Board of Directors of the Bank may determine, in its discretion. Mr. Yelvington is also eligible to receive a bonus equal to 10% of his annual base salary and a profit sharing bonus equal to 5% of his base salary, with the actual amount, if any, to be determined by the Board of Directors of the Bank in its discretion. Mr. Yelvington is also eligible to participate in the Company’s equity-based incentive compensation plans or programs. Mr. Yelvington is also entitled to certain customary employee benefits, including vacation time, an automobile allowance which Mr. Yelvington has chosen not to receive since 2010, and the reimbursement of certain club membership dues. Any bonus payments to Mr. Yelvington are subject to the restrictions on bonus payments applicable to a TARP recipient.

Under his employment agreement, if Mr. Yelvington’s employment is terminated without “just cause” (as defined in the agreement) or by Mr. Yelvington for “good reason” (as defined in the agreement), he will be entitled to receive an amount equal to one year base salary plus his target annual bonus. In the event Mr. Yelvington’s employment is terminated within 12 months following a “change in control” (as defined in the agreement), Mr. Yelvington is entitled to receive a lump-sum payment equal to the sum of two times his base salary plus two times his target annual bonus, subject to a “gross up” for the payment of any amounts due pursuant to Section 280G of the Internal Revenue Code. In addition, any outstanding equity awards previously granted to Mr. Yelvington will immediately vest. The agreement also includes customary non-solicitation and confidentiality provisions. Any “golden parachute” payment to Mr. Yelvington is subject to prior regulatory approval and restrictions applicable to a TARP recipient.

The following table summarizes the amounts payable to Mr. Yelvington if his employment is terminated without “just cause” (as defined in his agreement) or by Mr. Yelvington for “good reason” (as defined in the agreement). Please note that during the period that the U.S. Treasury holds preferred stock of the Company pursuant to TARP, and while the Bank remains subject to the provisions of 12 U.S.C. 18311, the Company may be prohibited or restricted from making the payments described below.

Name	Base Salary	Annual Bonus(1)	Estimated Insurance Benefits(2)	Total(3)

Scott Yelvington	$240,000	$24,000	$7,045	$271,045

(1)	Mr. Yelvington is eligible to receive a bonus equal to 10% of his annual base salary.
(2)
Includes estimated cost for the twelve months following termination of medical, dental, life and disability insurance coverage substantially identical to the terms and coverage maintained by the Company for Mr. Yelvington prior to termination.

(3)	Payable in substantially equal payments for twelve months after termination.

The following table summarizes the amounts payable to Mr. Yelvington in the event his employment is terminated within 12 months following a “change in control” (as defined in his employment agreement). Please note that during the period that the U.S. Treasury holds preferred stock of the Company pursuant to TARP, the Company may be prohibited or restricted from making the payments described below.

Name	Base Salary(1)	Annual Bonus(1)	Estimated Insurance Benefits(2)	Total

Scott Yelvington	$480,000	$48,000	$20,508	$548,508

(1)
Mr. Yelvington is entitled to receive lump-sum payment equal to the sum of two times his base salary plus two times his target bonus, payable within ten business days after termination. Mr. Yelvington is eligible to receive a bonus equal to 10% of this annual base salary amount.

(2)
Includes estimated cost of medical, dental, life and disability insurance coverage substantially equal to the terms and coverage maintained by the Company for Mr. Yelvington prior to termination for 36 months after termination.

The Company reserves the right to terminate Mr. Yelvington’s employment agreement for “just cause” (as defined in the agreement). In the event the agreement is terminated for “just cause,” the Company shall be obligated to continue to pay Mr. Yelvington his salary only up to the date of termination. Likewise, in the event of termination of the employment agreement by Mr. Yelvington without “good reason” (as defined in the agreement), compensation and benefits will be terminated upon the proposed date of employment termination or as may otherwise be determined by the chief executive officer or the Board of Directors. In the event of the death of Mr. Yelvington during the term of the agreement, his estate shall be entitled to receive all compensation due to him through the last day of employment for the year in which his death shall have occurred, including any life insurance benefit payable under the policy maintained by the Company on the date of death.

SUMMARY EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities, including amounts paid for service as a director, if applicable, for the years ended December 31, 2012, 2011 and 2010, for persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during 2012, and for the next most highly compensated Executive Officers (the “Named Executive Officers”) serving at December 31, 2012. Except as set forth in the table below, no other Executive Officer of the Company or the Bank earned and/or received total compensation in excess of $100,000 in 2012.  During 2011, Mr. Biegay and Ms. Christian each received 15,000 shares of restricted stock while Mr. Nemeth received 10,000 shares and Mr. Neudecker received 5,000 shares. These shares fully vested on January 15, 2013.

	Summary Compensation Table
Name and Principal Position at December 31, 2012	Year	Salary		Bonus	Stock Awards(1)	All Other Compensation		Total Compensation

Scott Yelvington	2012	$200,000		$-	$-	$-		$200,000
President & Chief Executive	2011	200,000		-	-	-		200,000
Officer; NorStates Bank -	2010	200,000		-	-	-		200,000
President & Chief Executive
Officer
(Principal Executive Officer)(2)

Steven J. Neudecker	2012	138,173	(3)	-	-	-		138,173
President & Chief Financial	2011	137,596	(4)	-	8,750	500	(5)	146,846
Officer; NorStates Bank -	2010	37,000		-	-	-		37,000
Executive Vice President &
Chief Financial Officer
(Principal Accounting Officer)(2)

Kerry J. Biegay	2012	137,885	(6)	-	-	-		137,885
Vice President & Corporate	2011	137,596	(7)	-	26,250	-		163,846
Secretary; NorStates Bank -	2010	137,596	(7)	-	-	-		137,596
Executive Vice President &
Corporate Secretary

Shelly Christian	2012	143,366	(8)	-	-	-		143,366
NorStates Bank - Executive	2011	139,712	(9)	-	26,250	-		165,962
Vice President & Chief	2010	135,000		-	-	-		135,000
Lending Officer

Thomas M. Nemeth	2012	127,519	(10)	-	-	-		127,519
Vice President & Treasurer;	2011	125,000		-	17,500	-		142,500
NorStates Bank - Senior	2010	125,000		-	-	-		125,000
Vice President & Controller

(1)
The closing price of the Northern States Financial Corporation stock on the grant date, January 5, 2011, of $1.75 per share was used to determine the amount of compensation attributable to the stock awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation.

(2)
On March 8, 2010, Fred Abdula retired as President and Chief Executive Officer, and on March 16, 2010, Scott Yelvington was appointed President and Chief Executive Officer. On October 20, 2010, Steven J. Neudecker was appointed Vice President and Chief Financial Officer.

(3)	Includes payment for unused vacation days of $2,711 for 2012.
(4)	Includes payment for unused vacation days of $2,596 for 2011.
(5)	Consists of a $500 employee finder's fee incentive for 2011.
(6)	Includes payment for unused vacation days of $2,653 for 2012.
(7)	Includes payment for unused vacation days of $2,596 for 2011 and 2010.
(8)	Includes payment for unused vacation days of $2,827 for 2012.
(9)	Includes payment for unused vacation days of $2,692 for 2011.
(10)	Includes payment for unused vacation days of $2,442 for 2012.

The following table sets forth information for each named executive officer concerning outstanding restricted stock awards held at December 31, 2012.

	Stock Awards(1)
Name of Executive Officer	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested (2)

Steven J. Neudecker	5,000	$3,100
Kerry J. Biegay	15,000	9,300
Shelly Christian	15,000	9,300
Thomas M. Nemeth	10,000	6,200

(1)	All restricted stock awards were granted on January 5, 2011 and vested on January 15, 2013.
(2)	Value is based on the $0.62 closing price of a share of Northern States Financial Corporation common stock on the last trading day of 2012.

EMPLOYEE BENEFITS AND COMPENSATION COMMITTEE REPORT

This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act) (together, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts.

The Employee Benefits and Compensation Committee of the Board of Directors of the Company oversees the Company’s compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

Because the Company is a TARP participant, the Compensation Committee conducted a risk assessment of its compensation plans for senior executive officers (“SEOs”) twice during 2012 to ensure that the plans do not encourage SEOs to take unnecessary and excessive risks that may threaten the value of the Company. The Compensation Committee reviewed all compensation plans in light of the risks posed to the Company by such plans and how to limit such risks, and to ensure they do not encourage manipulation of reported earnings to enhance the compensation of any of the Company’s employees.

In setting base salaries for both SEOs and for other officers of the Company and its subsidiaries, the Committee considers the level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, and return on equity, as well as pay practices of other peer banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

Bonus and profit sharing incentive plans in the past were determined at the discretion of the Committee with no specific weightings assigned to the various criteria. During 2012, 2011 and 2010, no bonus or profit sharing incentives were paid by the Company to its SEOs or to other officers or employees of the Company and its subsidiaries.

The 2009 Restricted Stock Plan (the “Plan”) was reviewed. Awards are made under the Plan entirely at the discretion of the Compensation Committee and no specific weightings are assigned to criteria that the Committee may use in determining the awards. The awards may include vesting features that encourage long-term financial goals. No awards were made under the Plan in 2012.

As the base salary compensation is determined by several factors with no specific weighting, the Compensation Committee believes that risks are low that officers and employees would or will take unnecessary and excessive risks or manipulate reported earnings to enhance their compensation. As the bonus and profit sharing incentive plans have been suspended, the Compensation Committee believes that there is little risk that these plans encourage unnecessary and excessive risks or manipulation of reported earnings to enhance compensation. As the 2009 Restricted Stock Plan is discretionary with no specific weighting of criteria, the Compensation Committee believes that the risk that this plan encourages excessive risk taking or earnings manipulation is considered low as well.

Based on its review, the Compensation Committee determined that the Company’s compensation programs and practices employ features that adequately balance appropriate risk taking with risk mitigation strategies.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in the Company’s proxy statement in connection with the Company’s 2013 Annual Meeting of Stockholders, to be filed with the SEC.

The foregoing report is submitted by the Employee Benefits and Compensation Committee.

TARP Certification

The Employee Benefits and Compensation Committee certifies that:

1)
It has reviewed with the Company’s chief risk officer, the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

2)	It has reviewed with the Company’s chief risk officer, the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

3)
It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Theodore A. Bertrand	Jack H. Blumberg	Frank J. Furlan	James A. Hollensteiner
Allan J. Jacobs (Chairman) Charles W. Smith	P. David Kuhl	Barbara J. Martin	Raymond M. Mota

DIRECTOR COMPENSATION

All directors serve on the Board of Directors of both the Company and the Bank.  Directors receive no separate compensation for serving on the Board of Directors of the Company.  During 2012, directors received $800 monthly for being Directors of the Bank.  However, Mr. Furlan received $1,100 monthly during 2012 due to additional duties as a member of the Director’s Executive Loan Committee.  Mr. Hollensteiner and Ms. Martin each received $1,100 monthly due to additional duties as members of the Audit Committee.  Mr. Blumberg received $1,400 monthly due to additional duties as a member of the Audit Committee and the Director’s Executive Loan Committee.  Mr. Jacobs received $2,700 per month due to additional duties as Chairman of the Board, Chairman of the Audit Committee and as a member of the Director’s Executive Loan Committee.  Mr. Kuhl became a director on December 18, 2012 and received no compensation in 2012.  Mr. Yelvington receives no compensation as a director.

The following table sets forth the compensation paid by the Company and its subsidiaries to each of the directors in 2012, with the exceptions of Mr. Kuhl and Mr. Yelvington, whom did not receive any director fees.

Name of Director	Fees Earned or Paid in Cash

Theodore A. Bertrand	$9,600
Jack H. Blumberg(1)(2)	16,800
Frank J. Furlan(2)	13,200
James A. Hollensteiner(1)	13,200
Allan J. Jacobs((2)(3)(4)	32,400
Barbara J. Martin(1)	13,200
Raymond M. Mota	9,600
Charles W. Smith	9,600

(1)	Member of the Audit Committee.
(2)	Member of the Director's Executive Loan Committee.
(3)	Chairman of the Audit Committee.
(4)	Chairman of the Board.

PROPOSAL 2: ADVISORY (NON-BINDING) VOTE TO APPROVE THE 2012 NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to the American Recovery and Reinvestment Act of 2009, as a recipient of TARP funds under the CPP, the Company must permit a separate, non-binding stockholder vote to approve the compensation of its named executive officers at each annual meeting of stockholders for as long as the Company’s TARP funding remains outstanding.

This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the compensation earned by the Company’s named executive officers during 2012 as disclosed in this proxy statement. The Company believes the detailed disclosure of compensation information provided in this proxy statement provides its stockholders with the information they need to make an informed decision as they weigh the 2012 pay of the named executive officers in relation to the Company’s performance. As described in the Compensation Discussion and Analysis, the Company believes that the compensation earned by its named executive officers in 2012 properly reflects its compensation philosophy and programs, which seek to align executive compensation with the long-term interests of its stockholders. The Company encourages stockholders to read the Compensation Discussion and Analysis in its entirety before determining how to vote.

The non-binding proposal, as adopted by the Company’s Board of Directors, reads as follows:

“Resolved, that the Company’s stockholders approve the overall compensation earned by the named executive officers of the Company in 2012 as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Board and will not be construed to create or imply any additional fiduciary duty of the members of the Board. However, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation earned by the Company’s executive officers in 2012 as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

PROPOSAL 3: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Under its charter, the Audit Committee is solely responsible for reviewing the qualifications of the Company’s independent public accountants and selecting the independent public accountants for the current fiscal year. However, at the Annual Meeting, stockholders will be asked to vote on the ratification of the appointment of Plante & Moran, PLLC (“Plante Moran”) for fiscal 2013. The Company’s independent public accountants for the fiscal year ended December 31, 2012 were Plante Moran, and the Company’s Audit Committee has selected Plante Moran as the Company’s independent public accountants for the fiscal year ending December 31, 2013.

Stockholder ratification of the selection of Plante Moran as the Company’s independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of Plante Moran as the Company’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection. If the stockholders fail to ratify Plante Moran as the Company’s independent registered public accounting firm, the Audit Committee will reassess its appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Management has invited representatives of Plante Moran to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions from stockholders.

The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Plante & Moran, PLLC as the Company’s independent auditors for 2013.

PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees. The aggregate fees billed by Plante Moran for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2012 and 2011, including the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, were $161,333 and $174,117, respectively.

Audit-Related Fees. In 2012 and 2011, services were provided by Plante Moran for consultation. The total amounts of fees billed by Plante Moran for 2012 and 2011 for these services were $22,819 and $2,700, respectively.

Tax Fees. No fees were billed in 2012 by Plante Moran for tax issues. The aggregate fees billed by Plante Moran in 2011 for professional services rendered for tax compliance, tax advice, tax planning and the preparation of federal and state income tax filings were $7,500.

All Other Fees. There were no other fees billed or paid to Plante Moran during 2012 and 2011.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors must provide detailed back-up documentation at the time of approval. All the services provided by the independent auditors in 2012 and 2011 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act (the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities of the Company’s financial reporting process, audit process and internal control over financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management and the independent auditors, Plante Moran. The committee also reviewed and discussed with Plante Moran the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and received and discussed the written disclosures and the letter from Plante Moran required by the Public Company Accounting Oversight Board, as currently in effect, regarding an independent accountant’s communications with an audit committee concerning independence. The disclosures described the relationships and fee arrangements between the firm and the Company (Independence Discussions with Audit/Compliance Committees). The Audit Committee has reviewed the relationship of the Company’s independent auditor with the Company, including audit fees and fees for other services rendered and has discussed Plante Moran’s independence with Plante Moran. The Audit Committee does not believe that the rendering of these services by Plante Moran is incompatible with maintaining Plante Moran’s independence. Consistent with these requirements and based on this review and discussions with management and Plante Moran, the Audit Committee, exercising its business judgment and based on the roles and responsibilities described in its charter, recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

The foregoing report is submitted by the Audit Committee.

Jack H. Blumberg Barbara J. Martin	James A. Hollensteiner	Allan J. Jacobs (Chairman)	P. David Kuhl

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the Company’s 2014 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s proxy statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and must be received at the Company’s principal executive offices not later than December 19, 2013. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s proxy statement for the Company’s 2014 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal, unless the Company receives notice of the matter to be proposed not later than January 22, 2014. Even if proper notice is received on or prior to January 22, 2014, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.  Such proposals should be addressed to Kerry Biegay, Vice President and Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

OTHER BUSINESS

At this date, management knows of no other business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.

STOCKHOLDER COMMUNICATIONS

Generally, stockholders who have questions or concerns regarding the Company should contact Scott Yelvington, President and Chief Executive Officer, Northern States Financial Corporation, by mail at 1601 N. Lewis Avenue, Waukegan, IL 60085 or by telephone at (847) 244-6000 Ext. 201. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct their questions in writing to any director or to all directors c/o Kerry Biegay, Vice President and Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

Any employee, officer, stockholder or other interested party who has an interest in communicating with the Board of Directors regarding financial matters may do so by directing such communication to Allan J. Jacobs, Chairman of the Audit Committee, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, Illinois 60085.

By Order of the Board of Directors,

Kerry J. Biegay
Vice President and Secretary
Waukegan, Illinois
April 23, 2013

Appendix A

NORTHERN STATES FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER

Approved by:	Board of Directors
March 19, 2013

I.	PURPOSE

The primary function of the Audit Committee is to fulfill oversight responsibility by reviewing: the financial reports and other financial information provided by the Company to any governmental/regulatory body or to the public; the Company’s internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.
●	Hire, compensate and fire, if necessary, the Company’s independent accountants and internal auditors.
●	Review and appraise the independence and the audit efforts of the Company’s independent accountants and internal auditors.
●	Provide an open avenue of communication amongst the independent accountants, financial and senior management, the internal audit department and the Board of Directors.
●	Resolve disagreements that may arise between management and the independent accountants involving financial reporting.
●	Monitor the Company’s compliance with legal and regulatory requirements.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of at least three or more outside directors as determined by the Board.  Each member of the Audit Committee shall meet the independence and experience requirements as may be promulgated by the SEC and NASDAQ from time to time.   Additionally, all members of the Committee shall have a basic understanding of accounting principles and internal controls as well as be able to read and understand financial statements.  The Audit Committee shall have the authority to retain special outside legal counsel, accounting experts distinct from the independent accountants or other consultants to advise the Committee as circumstances warrant.  The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board for a period of one year.  Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair.

III.	MEETINGS

As part of its job to foster open communication, the Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate with executive management, the independent accountants, and the Internal Auditor to discuss any matters that the Committee or each of these groups believe should be discussed privately.  In addition, the Committee shall review and discuss quarterly with the independent accountants and management, the corporation’s financial statements (consistent with IV.5. below).  Any member of the Audit Committee may also request that an Executive Session of the Committee be held to discuss any issues without the presence of non-voting Committee members.

IV.	DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall:

Documents/Reports to Review

1.	Review the Audit Committee Charter, Internal Audit Charter and Audit Department Policies on an annual basis and recommend any proposed changes to the Board for approval.

2.
Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.
Review the report provided by the independent accountants that delineate all relationships they have with the company and actively discuss with the independent accountants any relationships or services that may impact their independence or objectivity.  The Audit Committee will take appropriate action should significant issues regarding the independent accountant’s independence or objectivity arise.

4.	Review the regular internal reports to management prepared by the internal auditing department and management’s response thereto.

5.
Review with financial management and the independent accountants Form 10-Q and Form 10-K.  The Audit Committee has authorized the Audit Committee Chairman (or in his absence, the Audit Committee Vice Chairman) to participate in this review and approve the Form 10-Q (or Form 10-K) prior to its filing.  The entire Audit Committee will then post-approve the filing of the Form 10-Q (or 10-K) at their next scheduled meeting.  Additionally, the Committee shall review pertinent documentation associated with the certifications provided by the CEO and CFO under the Sarbanes-Oxley Act including any disclosures by management regarding deficiencies in internal controls or fraud involving management or other employees with a role in the Company’s internal controls.

6.
Review with financial management, independent accountants and the internal auditor the Reports by Bank management on Internal Control and Compliance and the Company’s Statement of Management Responsibility that must be filed with the Bank’s and Company’s regulators within 90 days after year-end to satisfy FDICIA and SEC reporting requirements.

7.	Review any reports of the external auditors, which are required to be provided to the Audit Committee including any and all related to the Company’s critical accounting policies.

8.	Review and approve all related party transactions.

Independent Accountants

1.	Recommend the independent accountants, considering independence and effectiveness.

2.
Pre-approve all audit and permissible non-audit work of the independent accountant including tax services.   The pre-approval of permissible non-audit services shall be disclosed within the 10-Q or 10-K as applicable.   The Audit Committee Chairman may represent the entire committee with respect to this approval.  Refer to attached addendum “Pre-Approval Policy On Use of Independent Auditor for Non-Audit Services” for specifics.

3.	Review and approve the audit scope and plan of the independent accountant’s.

4.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

5.
Periodically consult with the independent accountants and internal auditor and review the adequacy of internal and disclosure controls in place and approve any proposed discharge regarding internal/disclosure controls and the fullness and accuracy of the Company’s financial statements.

Internal Audit Department

1.
Authorize the outsourcing of the internal audit function (which includes the Sarbanes-Oxley Section 404 process).  Review and concur in the appointment or replacement of the firm selected to perform internal audits (to be referred henceforth as “the internal auditor”).  The internal auditor reports to the Audit Committee.

2.	Ensure that internal audits are being coordinated with our external auditors.

3.
Review the following with management and the internal auditor:  the annual internal audit plan and associated costs; any material changes in the planned scope of the internal audit plan; and any difficulties encountered in the course of the audits, including any restrictions on the scope of internal audit work or access to required information.

4.
Review with the internal auditor and/or independent accountant any significant findings encountered during the year by the internal auditors, independent accountants or Company regulators and monitor management resolution of said findings.  Further, ascertain the status of prior internal or external audit or regulatory examination recommendations.

Financial Statement Processes

1.	In consultation with the independent accountants and the internal auditor, review the integrity of the Company’s financial reporting process, both internal and external.

2.
In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding the effectiveness of the Bank’s internal control structure based upon the evaluation process performed by management using COSO defined criteria for effective internal control over financial reporting.

3.
In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding compliance with designated laws and regulations regarding loans and dividend restrictions as designated under 12 CFR Part 363.

4.	Consider the independent accountants’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reports.

5.
Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, internal audit department or financial management.

Process Improvement

1.
Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and internal audit department regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgements.

2.
Following completion of the annual audit, review separately with management, the independent accountants and internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review and resolve any significant disagreement amongst management and the independent accountants or internal auditing department in connection with the preparation of the financial statements.

4.
Review with the independent accountants, internal audit department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

5.
Review with the independent accountants and internal audit department the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6.	Ongoing education and training shall be provided to Committee members as deemed appropriate.

Ethical and Legal Compliance

1.	Establish, review and update periodically the Company’s code of ethical conduct and ensure that management has established a system to enforce this code.

2.
Review management’s monitoring of the Company’s compliance with the Company’s Code of Ethical Conduct and ensure that management has the proper review system in place to ensure the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3.	Establish, periodically review and update procedures to receive and handle anonymous complaints about accounting or auditing matters.

4.	Review with the Company’s legal counsel any legal matter that could have a significant impact on the Company’s financial statements.

Miscellaneous

1.	Maintain minutes or other records of meeting or other activities of the Audit Committee.

2.	Report through its Chair to the full Board of Directors the minutes of meetings of the Audit Committee.

3.	Prepare and/or approve report for inclusion within the Company’s annual proxy statement that describes the Committee’s composition and responsibilities and how they were discharged.

4.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

5.
The Company shall provide appropriate funding to the Audit Committee as it deems appropriate to compensate the public accounting firm rendering an audit of the Company as well as to any advisors employed by the Audit Committee.

While the Audit Committee has the responsibilities and powers set forth the in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent accountant.

ADDENDUM TO AUDIT COMMITTEE CHARTER

PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES

Introduction

The Sarbanes/Oxley Act (“Act”) and related Securities and Exchange Commission Rule “Strengthening the Commission’s Requirements Regarding Auditor Independence” establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings).  For any wholly owned subsidiary of Northern States Financial Corporation, that is an insured institution with $500 million or more in total assets and has registered securities subject to 335 of the FDIC regulations, our external auditor must meet the independence requirements and interpretations of the SEC and its staff.

The Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: (1) The Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, (2) The Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.

This policy outlines the circumstances under which the Company may engage the independent auditor.

Purpose

The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.

Criteria

The Company endorses the criteria established by the Act and related SEC Rule.  All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.

Required By the Act

●	By performing this service the auditor cannot be placed in a position of auditing their own work (such as performing actuarial services);
●	In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);
●	The auditor cannot act as an advocate of the client (such as providing legal or expert services);
●	The auditor cannot be a promoter of the Company’s stock or financial interests;
●	The audit cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client.
2.	Financial information systems design and implementation.
3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.
4.	Actuarial services.
5.	Internal audit outsourcing services.
6.	Management functions or human resources.
7.	Broker or dealer, investment advisor, or investment banking services.
8.	Legal services.
9.	Expert services unrelated to the audit.

The Audit Committee requires that each particular service to be performed is sufficiently detailed.  As such, monetary limits are not to be the only basis for the pre-approval and the Audit Committee will not consider services described using broad categories.  Further, management will inform the Audit Committee when any such services are provided.  The Audit Committee, in no circumstances, will delegate the Audit Committee’s authority to management.

Audit Committee Evaluation and Approval

The “approver”, whether the full Committee or its designee, will evaluate the service against the criteria described above.  As part of the evaluation, the “approver” will also discuss the potential impairment of auditor independence with management.  If the results of the evaluation lead to approval of the service, such approval will be documented in the Audit Committee Minutes.

Audit Committee Designee

The Sarbanes-Oxley Act of 2002 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors.  Any such designation will be duly noted in the Audit Committee Minutes.

The Audit Committee has adopted this policy on December 16, 2003.

Audit Committee Designee

The Sarbanes-Oxley Act of 2003 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors.  The Audit Committee hereby designates the following individual to serve in that capacity:

Audit Committee Chairman (or Vice Chairman, if applicable)

The decisions of this member shall be presented to the full Audit Committee at each of its scheduled meetings.

Sample Pre-Approval of Non-Audit Service by External Auditor-Inclusion in the Audit Committee Minutes

________, a member of the Audit Committee and an independent Board member, reviewed and approved on Month, Day, Year, a non-audit service to be provided to the Company in advance of our external auditor’s performance of the services.  A record of this approval is made by inclusion in these Audit Committee Minutes.  Pursuant to Section 202 of the Sarbanes-Oxley Act of 2002, the Company’s Audit Committee hereby notes such approval by the Audit Committee’s appointed designee

Sample Notification from Management for Non-Audit Services Rendered by External Auditor

Notification to Audit Committee

Pursuant to the pre-approval of services authorized by the Audit Committee on Month, Day, Year, management is duly notifying the Audit Committee of certain services completed in compliance with your pre-approval.  The following services have been completed by our external auditor’s during the quarter-ended _______  (or since the last Audit Committee Meeting.)

Services frequently performed in conjunction with the audit include:
●
Consultation regarding financial, accounting and reporting standards evaluation of newly issued accounting standards or entrance into a new activity which includes understanding authoritative literature.  Management is responsible for the selection and application of accounting principles.

●
Discussions with management, and preparation of related documentation, relative to accounting for a proposed acquisition or disposition of assets or of any entity or a transaction, which includes understanding the relevant authoritative literature.  Management is responsible for the selection and application of accounting principles.

●
Discussions with management and preparation of related documentation regarding the potential effectiveness of internal controls designed by management for new transactions or a new line of business, including input in advance on key control considerations.  Research relating to specifically a new line of business or new transactions may include diagnosing assessing and providing recommendations to the Audit Committee and management.

●
Discussions with management relative to specified internal control matters.  Research relating to specified internal control matters may include diagnosing, assessing and providing improvement suggestions to the Audit Committee and management.

●	Discussions with management regarding requirements of specified banking, SEC Regulations and the Sarbanes-Oxley Act.
●	Updates to our external auditor’s CEO and CFO Certifications Toolkit.

Tax services include:
●	Consultation regarding tax-planning strategies (on a regular fee, not contingent fee, basis).
●	Consultation regarding interpretations of tax authority code and providing expertise for a given transaction.
●	Assistance with tax examinations including responding to taxing authority and providing expert knowledge and information.
●	Assistance to company personnel regarding completion of various payroll tax, unemployment tax, sales tax, property tax, and information forms required by federal, state or local taxing authorities.
●	Review of Company’s computations for estimated quarterly tax payments required by federal or state taxing authorities

Request By: __________________ (Management)

Request Dated: ________________

Approved By: _________________ (Audit Committee or Designee)

Approval Dated: _______________

Copy Submitted To_____________, (External Auditing firm) via fax dated: _____

Appendix B

NORTHERN STATES FINANCIAL CORPORATION

Nominating & Corporate Governance Committee
Of the Board of Directors

COMMITTEE CHARTER

Approved by:	Board of Directors
March 19, 2013

Purpose:

The Nominating and Corporate Governance Committee (the “Committee”) of Northern States Financial Corporation (the Company) is appointed by the Board of Directors of the Company (the “Board”) for the purpose of discharging the Board’s responsibility in accordance with the rules and regulations of the Nasdaq Stock Market applicable to the Company of identifying, evaluating and approving candidates, including incumbent directors, who are qualified to be appointed or nominated for election as directors of the Company, and for overseeing the Company’s corporate governance policies and practices.

Composition:

The Committee shall be comprised of not less than three independent members of the Board, as may be appointed to and removed from the Committee from time to time by a majority of the Board.  No member of the Committee shall be an employee of the Company, and each member must be determined by the Board to be “independent” in accordance with the rules of the Nasdaq Stock Market applicable to Board members generally.  The Chairman of the Nominating Committee shall be designated by the Board out of those members appointed to the Committee.

Members of the Committee shall serve as the pleasure of the Board and for such term and terms as the Board may determine.  Committee members may resign from the Committee by giving notice to the Chairman of the Committee or the Chairman of the Board, provided, however, that a member shall automatically cease to be a member of the Committee upon either ceasing to be a member of the Board or ceasing to be “independent” as defined above.

Duties and Responsibilities:

The Committee is primarily responsible for identifying, evaluating and recommending to the Board, candidates qualified to be appointed or nominated for election as directors of the Company, recommending to the Board the nominees to stand for election as directors at the Company’s annual meeting of stockholders or, if applicable, at a special meeting of stockholders, and overseeing the Company’s corporate governance policies and practices.  The duties of the Committee shall include (in addition to any other specific authority delegated from time to time to the Committee by resolution of the Board) the following:

1.
Review the composition of the Board and its committees and make recommendations to the Board from time to time as to (a) changes that the Committee believes to be desirable to the size and composition of the Board or any committee thereof; and (b) the establishment of any new committee of the Board that the Committee believes to be necessary or desirable;

2.
Determine criteria and the process for the selection and qualification of the members of the Board consistent with such corporate governance and other policies the Board may from time to time adopt and in order to endure that at least a majority of the Board is comprised of “independent: directors;

3.
Recommend for Board approval a policy regarding Committee consideration of director candidates recommended by stockholders and established procedures, consistent with the procedures set forth in the Company’s by-laws, for stockholders to submit such recommendations;

4.	Review, evaluate and recommend for or against nomination by the Board, candidates to be proposed for election by the stockholders at each annual meeting;

5.	Identify and seek out possible candidates and otherwise aid in attracting highly qualified candidates to serve on the Board;

6.	Recommend for Board approval persons to fill vacancies on the Board, which occur between annual meetings’

7.
Review information provided by directors in response to the annual Director and Officer Questionnaire regarding directors’ relationship with the Company and other relevant information to evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually for  Board approval regarding determination of each member’s “independence” status consistent with then applicable listing standards of the Nasdaq Stock Market;

8.	Periodically review and make recommendations regarding director orientation and continuing education;

9.
From time to time, evaluate emerging “best practices” and review and assess the effectiveness of the Company’s corporate governance principles and procedures and, as appropriate, recommend for Board approval, corporate governance policies or guidelines relating to, among other things:

a.	The structure of various committees of the Board, the composition and individual members of such committees and the functions of the Board and the committees thereof;

b.	Board and Board committee meeting schedules and agendas and director responsibilities regarding meeting attendance and preparation;

c.	Board member attendance at annual stockholders meetings;

d.	The process by which stockholders may communicate with Board members;

e.	Director access to management and, as necessary and appropriate, independent advisors;

f.	Board tenure and retirement policies;

g.	Board and Committee self-assessments; and

h.	Such other matters deemed advisable to improve the overall effectiveness of the Board.

10.
Study and review with management at least annually, the overall effectiveness of the organization of the Board and the conduct of its business, and make appropriate recommendations to the Board with regard thereto;

11.	Conduct, at least annually, a performance assessment of the Board and of the Committee and report its findings to the Board;

12.	Assist and advise management and the Board in the development, periodic review and evaluation and implementation of a succession plan for senior management;

13.
Review, at least annually, the Company’s code of ethics and if appropriate, make recommendations for Board approval with respect to modifications or enhancements thereto, and consider requested waivers thereof, if any, for directors of executive officers;

14.	Periodically review and make recommendations to the Board regarding whether management reports provided or presented to the Board meet the needs of the Board to fulfill their oversight role;

15.	Review and approve annually the required proxy statement disclosures regarding the Board nomination process, including the process for considering nominees recommended by stockholders; and

16.	Review, at least annually, the Committee charter and recommended changes to the Board for approval as appropriate.

In carrying out its duties and responsibilities, the Committee is authorized to engage, at the Company’s expense and in its sole discretion, such independent consultants and advisors, including such firms as the Committee deems necessary and advisable.

Manner of Acting:

The Committee Chairman shall preside at meetings of the Committee (or in his absence, such other member as designated by the Committee).  The Committee shall meet as often as its members deem advisable in order to perform the Committee’s duties and discharge its responsibilities, but in any event no less than at least twice per fiscal y ear.  A majority of the members of the Committee, whether present at the meeting in person or by telephone, shall constitute a quorum at any meeting.  Approval by a majority of the members present is necessary for Committee action.  Minutes shall be recorded of each meeting held.  Actions may be taken by written consent in lieu of a meeting of the Committee.  The Committee may form and delegate all or part of its authority to subcommittees when appropriate.

Reports:

The Chairman (or in his absence, such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting thereof with respect to any action taken by the Committee if any meetings of the Committee have been held (or action otherwise taken) since the date of the previous Board meeting.

NORTHERN STATES FINANCIAL CORPORATION

Annual Meeting of Stockholders May 23, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Northern States Financial Corporation hereby appoints Allan J. Jacobs and Frank J. Furlan as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjounments thereof, to be held at NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, May 23, 2013 at 4:30 P.M. in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE WITH RESPECT TO ANY OR ALL OF THE PROPOSALS, THE SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS PRESENTED FOR WHICH NO SPECIFICATION IS MADE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NORTHERN STATES FINANCIAL CORPORATION

May 23, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12531

Please sign, date and mail
your proxy card in the envelope provided as soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■ 21D33000000000000000 7	052313

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS: NOMINEES:			2.	Approval of an advisory (non-binding) vote on 2012 executive compensation.	☐	☐	☐
☐	FOR ALL NOMINEES	O Theodore A. Bertrand O Jack H. Blumberg O Frank J. Furlan O James A. Hollensteiner	3.	Ratification of the appointment of Plante & Moran, PLLC as Q independent auditors of the Company for the year ending December 31, 2013.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Allan J. Jacobs O P. David Kuhl O Barbara J. Martin	4.	Such other business as may properly come before the meeting, including whether or not to adjourn the meeting, and any adjournments
		O Raymond M. Mota		thereof.
☐	FOR ALL EXCEPT	O Charles W. Smith
	(See instructions below)	O Scott Yelvington

INSTRUCTIONS: To withhold authority to vote for any individual nominee (s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.